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                                                                   EXHIBIT 10.23


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                                FIFTH AMENDMENT

                                       to

                    RECEIVABLES SALE AND SERVICING AGREEMENT

                                    between

                          WABASH NATIONAL CORPORATION

                             as Seller and Servicer

                                      and

                                 NBD BANK, N.A.

                                  as Purchaser

                         DATED AS OF SEPTEMBER 30, 1996






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     This FIFTH AMENDMENT dated as of September 30, 1996 (the "Amendment"), is entered into by and between Wabash National Corporation, a Delaware corporation, in its capacity as originator and seller of the Receivables (as defined in the Agreement, defined below) hereunder (in such capacity the "Seller"), and in its capacity as servicer hereunder (in such capacity, the "Servicer"), and NBD Bank, N.A., a national banking association, in its capacity as purchaser (the "Purchaser").

                                  RECITALS

     WHEREAS, the Seller and the Purchaser have entered into a Receivables Sale and Servicing Agreement dated as of June 29, 1995 (the "Agreement");

     WHEREAS, the Seller and the Purchaser desire to amend the Agreement to change a sublimit with respect to an Obligor (as defined in the Agreement) and to change the financial covenants with respect to the Seller; and

     WHEREAS, pursuant to Section 12.7 of the Agreement, neither the Agreement nor the terms thereof may be amended, supplemented or modified except in writing signed by the Purchaser and the Seller.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendment to Section 2.1, Purchase and Sale of Receivables.
The sublimit for Swift Transportation Co. shall be $15,000,000 from October 1, 1996 until January 1, 1997 (or such other date agreed to in writing by the Purchaser to the Seller), on which date such sublimit shall become $10,000,000.

     Section 2. Amendment to Exhibit G. Items 2 and 3 of Exhibit G to of the Agreement shall be deleted in their entirety and replaced with the following:

           2. Funded Debt to Total Capitalization. The Seller, on a consolidated basis, will maintain a ratio of funded debt to total capitalization not to exceed 60% at September 30, 1996 through March 30, 1997, and not to exceed 55% at March 31, 1997 and at all times thereafter, calculated on a quarterly basis.

           3. Fixed Charge Coverage Ratio. The Seller, on a consolidated basis, will maintain a fixed charge coverage ratio of not less than 1.9 to 1.0 at September 30, 1996 through March 30, 1997, and at 2.0 to 1.0 at March 31, 1997 through June 29, 1997; and at 2.25 to 1.0 at June 30,
      1997 through December 30, 1997; and at 2.5 to 1.0 at December 31, 1997 and at all times thereafter; calculated quarterly on a four quarter trailing basis commencing from the most recent quarter end.

      Section 3. Effect of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with the terms set forth therein.



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     Section 4. Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                             WABASH NATIONAL CORPORATION, as
                                                  Seller and Servicer


                                             By: /s/ Mark R. Holden
                                                -------------------------------
                                                Name:  Mark R. Holden
                                                Title: Vice President and Chief
                                                       Financial Officer

                                             NBD BANK, N.A., as Purchaser


                                             By:  /s/ Leo G. Watson, Jr.
                                                -------------------------------
                                                Name:  Leo G. Watson, Jr.
                                                Title: Vice President